UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31
Date of reporting period:	April 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual report
John Hancock
Tax-Advantaged Dividend
Income Fund
Closed-end U.S. equity
Ticker: HTD
April 30, 2021

Managed distribution plan

On September 19, 2016, the fund adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.1380 per share, which will be paid monthly until further notice. The fund may make additional distributions (i) for purposes of not incurring federal income tax on investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular monthly distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the Plan. The fund’s total return at NAV is presented in the Financial highlights.
With each distribution that does not consist solely of net investment income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income”.

A message to shareholders
Dear shareholder,
The approval of a coronavirus vaccine at the beginning of the period raised hopes for a reopening of the U.S. economy and prompted investors to boost their estimates for both growth and corporate profits. The markets were also encouraged by sizable fiscal stimulus passed by Congress as well as the U.S. Federal Reserve’s pledge to keep interest rates near zero for a multiyear period. A contentious election cycle caused some investors to seek out safe havens, but after a resolution—and with multiple vaccines providing encouraging news about containing the virus—the markets closed out the 6 months ended April 30, 2021, with strong gains.
Despite the good news, there are still obstacles. While the overall economic outlook has improved and unemployment rates have declined, inflation is on the rise, some regional economies may have reopened too early, and many industries will take time to recover from the losses suffered. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Tax-Advantaged Dividend Income Fund

2	Your fund at a glance
3	Portfolio summary
5	Fund's investments
13	Financial statements
17	Financial highlights
19	Notes to financial statements
30	Additional information
32	Shareholder meeting
33	More information
1	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of after-tax total return from dividend income and capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2021 (%)

The Blended Index is 55% ICE Bank of America Preferred Stock DRD Eligible Index and 45% S&P 500 Utilities Index.
The ICE Bank of America Preferred Stock DRD Eligible Index consists of investment-grade fixed-rate U.S. dollar denominated preferred securities and fixed-to-floating-rate securities. The index includes securities having a minimum remaining term of at least one year, dividend received deduction (DRD) eligible preferred stock and senior debt.
The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	2

Portfolio summary
PORTFOLIO COMPOSITION AS OF 4/30/2021 (% of total investments)

SECTOR COMPOSITION AS OF 4/30/2021 (% of total investments)

TOP 10 ISSUERS AS OF 4/30/2021 (% of total investments)
CenterPoint Energy, Inc.	4.3
NiSource, Inc.	4.0
The Southern Company	3.9
American Electric Power Company, Inc.	3.7
PPL Corp.	3.7
DTE Energy Company	3.5
Dominion Energy, Inc.	3.4
NextEra Energy, Inc.	3.2
Duke Energy Corp.	2.9
Entergy Corp.	2.7
TOTAL	35.3
Cash and cash equivalents are not included.
3	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

Notes about risk
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. The value of a company’s equity securities is subject to changes in its financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if an issuer, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments.
Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund’s use of leverage creates additional risks, including greater volatility of the fund’s NAV, market price, and returns. There is no assurance that the fund’s leverage strategy will be successful.
Focusing on a particular industry or sector may increase the fund’s volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of fund securities may negatively affect performance.
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	4

Fund’s investments
AS OF 4-30-21 (unaudited)
	Shares	Value
Common stocks 80.4% (54.5% of Total investments)		$711,368,397
(Cost $506,513,403)
Communication services 3.6%		31,674,456
Diversified telecommunication services 3.6%
AT&T, Inc.	550,000	17,275,500
Verizon Communications, Inc. (A)(B)	249,160	14,398,956
Consumer staples 1.1%		10,260,000
Tobacco 1.1%
Philip Morris International, Inc.	108,000	10,260,000
Energy 11.8%		104,264,347
Oil, gas and consumable fuels 11.8%
BP PLC, ADR (C)	845,450	21,271,519
Enbridge, Inc.	347,106	13,387,878
Equitrans Midstream Corp. (C)	720,000	5,875,200
Kinder Morgan, Inc.	1,105,000	18,840,250
ONEOK, Inc. (A)(B)	355,000	18,580,700
The Williams Companies, Inc. (A)(B)	1,080,000	26,308,800
Financials 4.2%		37,331,215
Banks 2.5%
Huntington Bancshares, Inc. (A)(B)	600,000	9,192,000
PacWest Bancorp	309,459	13,433,615
Capital markets 1.7%
Ares Management Corp., Class A (A)(B)	280,000	14,705,600
Utilities 59.7%		527,838,379
Electric utilities 28.9%
Alliant Energy Corp.	360,000	20,221,200
American Electric Power Company, Inc. (C)	375,000	33,266,250
Duke Energy Corp. (A)(B)	270,000	27,186,300
Entergy Corp. (A)(B)	318,000	34,754,220
Eversource Energy (A)(B)(C)	273,227	23,557,632
Exelon Corp.	195,000	8,763,300
FirstEnergy Corp. (A)(B)	510,000	19,339,200
OGE Energy Corp. (C)	610,000	20,471,600
Pinnacle West Capital Corp.	50,000	4,232,500
PPL Corp. (A)(B)	775,000	22,575,750
The Southern Company (A)(B)	405,000	26,798,850
Xcel Energy, Inc.	207,000	14,759,100
Gas utilities 3.2%
Spire, Inc.	190,000	14,314,600
UGI Corp. (A)(B)	310,000	13,550,100
5	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Independent power and renewable electricity producers 3.6%
NextEra Energy Partners LP	125,000	$9,318,750
The AES Corp.	800,000	22,256,000
Multi-utilities 24.0%
Ameren Corp. (A)(B)(C)	400,000	33,936,000
Black Hills Corp. (A)(B)	394,775	27,231,580
CenterPoint Energy, Inc. (A)(B)	880,000	21,551,200
Dominion Energy, Inc. (C)	190,000	15,181,000
Dominion Energy, Inc.	281,000	28,985,150
DTE Energy Company (C)	220,000	30,804,400
National Grid PLC, ADR	201,583	12,695,697
NiSource, Inc.	950,000	24,719,000

Public Service Enterprise Group, Inc.	275,000	17,369,000
Preferred securities 46.2% (31.4% of Total investments)		$409,001,740
(Cost $390,360,445)
Communication services 2.5%		21,834,300
Wireless telecommunication services 2.5%
Telephone & Data Systems, Inc., 5.875%	340,000	8,727,800
Telephone & Data Systems, Inc. (Callable 3-31-26), 6.625%	410,400	11,306,520
Telephone & Data Systems, Inc. (Callable 6-1-21), 6.625%	39,768	1,031,980
U.S. Cellular Corp., 6.950%	30,000	768,000
Energy 0.6%		5,565,000
Oil, gas and consumable fuels 0.6%
Enbridge, Inc. (6.375% to 4-15-23, then 3 month LIBOR + 3.593%)	210,000	5,565,000
Financials 9.5%		84,068,021
Banks 5.4%
Bank of America Corp., 7.250%	7,000	9,911,860
Citigroup, Inc. (7.125% to 9-30-23, then 3 month LIBOR + 4.040%)	210,854	5,946,083
Fifth Third Bancorp, 6.000%	400,000	10,640,000
Synovus Financial Corp. (6.300% to 6-21-23, then 3 month LIBOR + 3.352%)	188,000	4,959,440
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%)	40,000	1,048,800
Wells Fargo & Company, 7.500%	11,000	15,772,020
Capital markets 2.1%
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	220,000	6,237,000
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%)	395,862	11,396,867
State Street Corp. (5.900% to 3-15-24, then 3 month LIBOR + 3.108%)	25,000	706,000
Insurance 2.0%
American Equity Investment Life Holding Company (6.625% to 9-1-25, then 5 Year CMT + 6.297%)	164,125	4,605,348
Athene Holding, Ltd., Series A (6.350% to 6-30-29, then 3 month LIBOR + 4.253%)	355,787	10,150,603
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	6

	Shares	Value
Financials (continued)
Insurance (continued)
Brighthouse Financial, Inc., 6.600%	100,000	$2,694,000
Health care 1.3%		11,598,300
Health care equipment and supplies 1.3%
Becton, Dickinson and Company, 6.000%	210,000	11,598,300
Information technology 0.6%		5,797,800
Semiconductors and semiconductor equipment 0.6%
Broadcom, Inc., 8.000%	4,000	5,797,800
Real estate 0.1%		757,800
Equity real estate investment trusts 0.1%
American Homes 4 Rent, 6.500%	30,000	757,800
Utilities 31.6%		279,380,519
Electric utilities 19.1%
American Electric Power Company, Inc., 6.125%	300,000	15,354,000
Duke Energy Corp., 5.125%	221,008	5,743,998
Duke Energy Corp., 5.750%	200,000	5,598,000
Interstate Power & Light Company, 5.100% (C)	1,252,023	32,803,003
NextEra Energy, Inc., 5.279%	205,000	10,325,850
NextEra Energy, Inc., 6.219%	450,000	22,711,500
PG&E Corp., 5.500%	105,000	11,590,950
PPL Capital Funding, Inc., 5.900% (C)	1,013,052	25,832,826
SCE Trust II, 5.100%	636,625	15,680,074
The Southern Company, 6.750%	435,000	22,794,000
Gas utilities 2.4%
South Jersey Industries, Inc., 8.750%	200,000	10,598,000
Spire, Inc., 5.900%	219,650	6,086,502
Spire, Inc., 7.500%	91,500	4,872,375
Multi-utilities 10.1%
Algonquin Power & Utilities Corp. (6.200% to 7-1-24, then 3 month LIBOR + 4.010%)	200,000	5,544,000
CenterPoint Energy, Inc., 7.000%	528,000	23,501,280
DTE Energy Company, 6.250%	284,000	14,410,160
Integrys Holding, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%)	210,000	5,449,500
NiSource, Inc. (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	250,000	6,875,000
NiSource, Inc., 7.750%	177,300	18,987,057
Sempra Energy, 5.750%	45,000	1,232,100
Sempra Energy, 6.750%	127,600	13,390,344

7	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 19.8% (13.4% of Total investments)				$174,791,261
(Cost $161,495,683)
Consumer discretionary 2.2%				19,347,375
Automobiles 2.2%
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (B)(D)	5.700	09-30-30	10,750,000	12,013,125
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (A)(B)(D)	6.500	09-30-28	6,600,000	7,334,250
Financials 15.7%				139,136,698
Banks 11.5%
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) (B)(D)	5.875	03-15-28	8,500,000	9,585,450
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) (B)(D)	7.375	08-19-25	13,000,000	15,169,830
Citigroup, Inc. (3 month LIBOR + 4.478%) (A)(B)(D)(E)	4.672	05-17-21	2,001,000	2,003,001
Citizens Financial Group, Inc. (6.000% to 7-6-23, then 3 month LIBOR + 3.003%) (B)(D)	6.000	07-06-23	13,000,000	13,503,750
Citizens Financial Group, Inc. (6.375% to 4-6-24, then 3 month LIBOR + 3.157%) (A)(B)(D)	6.375	04-06-24	13,500,000	14,596,875
Comerica, Inc. (5.625% to 7-1-25, then 5 Year CMT + 5.291%) (A)(B)(D)	5.625	07-01-25	5,000,000	5,556,250
Huntington Bancshares, Inc. (5.625% to 7-15-30, then 10 Year CMT + 4.945%) (A)(B)(D)	5.625	07-15-30	5,000,000	5,820,000
Huntington Bancshares, Inc. (5.700% to 4-15-23, then 3 month LIBOR + 2.880%) (A)(B)(D)	5.700	04-15-23	3,000,000	3,097,500
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)(D)	6.750	02-01-24	3,999,000	4,443,889
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (B)(D)	7.500	06-27-24	11,500,000	12,993,505
NatWest Group PLC (8.000% to 8-10-25, then 5 Year U.S. Swap Rate + 5.720%) (C)(D)	8.000	08-10-25	8,624,000	10,157,347
SVB Financial Group (4.100% to 2-15-31, then 10 Year CMT + 3.064%) (A)(B)(D)	4.100	02-15-31	2,755,000	2,775,663
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (A)(B)(D)	5.900	06-15-24	2,000,000	2,170,780
Capital markets 0.8%
The Charles Schwab Corp. (5.375% to 6-1-25, then 5 Year CMT + 4.971%) (A)(B)(D)	5.375	06-01-25	6,400,000	7,116,160
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	8

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance 0.9%
Discover Financial Services (6.125% to 6-23-25, then 5 Year CMT + 5.783%) (B)(D)	6.125	06-23-25	7,200,000	$8,118,000
Insurance 2.5%
Markel Corp. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (B)(D)	6.000	06-01-25	6,500,000	7,150,260
MetLife, Inc. (5.875% to 3-15-28, then 3 month LIBOR + 2.959%) (A)(B)(D)	5.875	03-15-28	1,000,000	1,148,000
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (A)(B)(D)(F)	7.000	05-13-25	13,975,000	13,730,438
Utilities 1.9%				16,307,188
Electric utilities 0.6%
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (A)(B)(D)	6.250	02-01-22	4,750,000	4,845,000
Multi-utilities 1.3%
CenterPoint Energy, Inc. (6.125% to 9-1-23, then 3 month LIBOR + 3.270%) (B)(D)	6.125	09-01-23	10,750,000	11,462,188

	Par value^	Value
Short-term investments 1.0% (0.7% of Total investments)		$8,643,000
(Cost $8,643,000)
Repurchase agreement 1.0%		8,643,000
Repurchase Agreement with State Street Corp. dated 4-30-21 at 0.000% to be repurchased at $8,643,000 on 5-3-21, collateralized by $8,823,500 U.S. Treasury Notes, 0.125% due 4-30-23 (valued at $8,815,921)	8,643,000	8,643,000

Total investments (Cost $1,067,012,531) 147.4%	$1,303,804,398
Other assets and liabilities, net (47.4%)	(419,107,500)
Total net assets 100.0%	$884,696,898

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 4-30-21, and is a component of the fund's leverage under the Liquidity Agreement.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-21 was $450,780,468 A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $316,071,008.
9	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(C)	All or a portion of this security is segregated as collateral for options. Total collateral value at 4-30-21 was $115,494,939.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	10

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	980	Short	Jun 2021	$(131,547,928)	$(129,390,625)	$2,157,303
						$2,157,303
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
WRITTEN OPTIONS
Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Exchange-traded	Dow Jones Industrial Average Index	USD	350.00	May 2021	672	67,200	$69,420	$(81,984)
Exchange-traded	S&P 500 Index	USD	4,200.00	May 2021	25	2,500	55,730	(49,625)
Exchange-traded	S&P 500 Index	USD	4,200.00	May 2021	26	2,600	89,940	(118,040)
Exchange-traded	S&P 500 Index	USD	4,205.00	May 2021	26	2,600	91,089	(113,360)
Exchange-traded	S&P 500 Index	USD	4,250.00	May 2021	25	2,500	74,980	(74,980)
Exchange-traded	S&P 500 Index	USD	4,290.00	Jun 2021	114	11,400	175,123	(440,610)
Exchange-traded	S&P 500 Index	USD	4,200.00	Jul 2021	80	8,000	899,937	(875,200)
Exchange-traded	S&P 500 Index	USD	4,460.00	Jul 2021	55	5,500	80,257	(90,475)
							$1,536,476	$(1,844,274)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	107,000,000	USD	Fixed 2.136%	USD 3 month LIBOR BBA(a)	Semi-Annual	Quarterly	Oct 2022	—	$(4,144,536)	$(4,144,536)
								—	$(4,144,536)	$(4,144,536)

(a)	At 4-30-21, the 3 month LIBOR was 0.176%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
BBA	The British Banker's Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
At 4-30-21, the aggregate cost of investments for federal income tax purposes was $1,069,581,975. Net unrealized appreciation aggregated to $230,390,916, of which $262,880,446 related to gross unrealized appreciation and $32,489,530 related to gross unrealized depreciation.
11	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	12

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 4-30-21 (unaudited)

Assets
Unaffiliated investments, at value (Cost $1,067,012,531)	$1,303,804,398
Receivable for centrally cleared swaps	766,017
Collateral held at broker for futures contracts	1,684,612
Dividends and interest receivable	4,228,144
Receivable for investments sold	10,489,150
Other assets	57,829
Total assets	1,321,030,150
Liabilities
Written options, at value (Premiums received $1,536,476)	1,844,274
Payable for futures variation margin	45,904
Due to custodian	252,176
Liquidity agreement	418,900,000
Payable for investments purchased	14,760,630
Interest payable	257,117
Payable to affiliates
Accounting and legal services fees	45,398
Trustees' fees	379
Other liabilities and accrued expenses	227,374
Total liabilities	436,333,252
Net assets	$884,696,898
Net assets consist of
Paid-in capital	$660,203,728
Total distributable earnings (loss)	224,493,170
Net assets	$884,696,898

Net asset value per share
Based on 35,400,819 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$24.99
13	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended  4-30-21 (unaudited)

Investment income
Dividends	$26,112,633
Interest	5,011,568
Less foreign taxes withheld	(66,426)
Total investment income	31,057,775
Expenses
Investment management fees	4,609,102
Interest expense	1,581,120
Accounting and legal services fees	81,066
Transfer agent fees	12,873
Trustees' fees	19,807
Custodian fees	55,835
Printing and postage	117,419
Professional fees	49,164
Stock exchange listing fees	17,051
Other	17,350
Total expenses	6,560,787
Less expense reductions	(51,242)
Net expenses	6,509,545
Net investment income	24,548,230
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	3,401,044
Futures contracts	3,369,554
Written options	(5,475,754)
Swap contracts	56,917
1,351,761
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	123,146,061
Futures contracts	1,224,902
Written options	(1,944,545)
Swap contracts	(85,815)
122,340,603
Net realized and unrealized gain	123,692,364
Increase in net assets from operations	$148,240,594
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	14

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-21 (unaudited)	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment income	$24,548,230	$45,013,385
Net realized gain	1,351,761	14,391,319
Change in net unrealized appreciation (depreciation)	122,340,603	(184,479,985)
Increase (decrease) in net assets resulting from operations	148,240,594	(125,075,281)
Distributions to shareholders
From earnings	(30,048,215)	(58,622,130)
Total distributions	(30,048,215)	(58,622,130)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	—	210,544
Total increase (decrease)	118,192,379	(183,486,867)
Net assets
Beginning of period	766,504,519	949,991,386
End of period	$884,696,898	$766,504,519
Share activity
Shares outstanding
Beginning of period	35,400,819	35,392,935
Issued pursuant to Dividend Reinvestment Plan	—	7,884
End of period	35,400,819	35,400,819
15	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended   4-30-21 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$148,240,594
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(105,443,461)
Long-term investments sold	99,474,705
Net purchases and sales in short-term investments	6,721,506
Net amortization of premium (discount)	71,002
(Increase) Decrease in assets:
Receivable for futures variation margin	183,759
Receivable for centrally cleared swaps	195,395
Collateral held at broker for futures contracts	500,000
Dividends and interest receivable	142,493
Receivable for investments sold	(9,537,980)
Other assets	(27,851)
Increase (Decrease) in liabilities:
Payable for futures variation margin	45,904
Written options, at value	1,043,085
Payable for investments purchased	14,760,630
Interest payable	(21,158)
Payable to affiliates	18,456
Other liabilities and accrued expenses	33,824
Net change in unrealized (appreciation) depreciation on:
Investments	(123,146,061)
Net realized (gain) loss on:
Investments	(3,391,944)
Net cash provided by operating activities	$29,862,898
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(30,048,215)
Increase in due to custodian	185,317
Net cash used in financing activities	$(29,862,898)
Cash at beginning of period	—
Cash at end of period	—
Supplemental disclosure of cash flow information:
Cash paid for interest	$(1,602,278)
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	16

Financial highlights
Period ended	4-30-21[1]	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$21.65	$26.84	$24.34	$26.42	$25.68	$23.40
Net investment income[2]	0.69	1.27	1.17	1.33	1.65	1.44
Net realized and unrealized gain (loss) on investments	3.50	(4.80)	3.39	(1.22)	0.91	2.29
Total from investment operations	4.19	(3.53)	4.56	0.11	2.56	3.73
Less distributions
From net investment income	(0.83)	(1.66)	(1.65)	(1.66)	(1.66)	(1.47)
From net realized gain	(0.02)	—	(0.41)	(0.53)	(0.16)	—
Total distributions	(0.85)	(1.66)	(2.06)	(2.19)	(1.82)	(1.47)
Anti-dilutive impact of repurchase plan	—	—	—	—	—	0.02[3]
Net asset value, end of period	$24.99	$21.65	$26.84	$24.34	$26.42	$25.68
Per share market value, end of period	$24.37	$18.99	$27.44	$22.37	$25.60	$23.83
Total return at net asset value (%)[4,5]	19.94[6]	(12.71)	20.34	0.97	10.73	16.97
Total return at market value (%)[4]	33.35[6]	(25.11)	33.87	(4.23)	15.62	21.06
Ratios and supplemental data
Net assets, end of period (in millions)	$885	$767	$950	$861	$935	$909
Ratios (as a percentage of average net assets):
Expenses before reductions	1.61[7]	1.97	2.62	2.45	1.97	1.72
Expenses including reductions[8]	1.60[7]	1.96	2.61	2.44	1.96	1.71
Net investment income	6.03[7]	5.53	4.63	5.40	6.41	5.78
Portfolio turnover (%)	8	20	13	24	11	18
Senior securities
Total debt outstanding end of period (in millions)	$419	$419	$428	$428	$428	$428
Asset coverage per $1,000 of debt[9]	$3,112	$2,830	$3,220	$3,012	$3,185	$3,123

17	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

[1]	Six months ended 4-30-21. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	The repurchase plan was completed at an average repurchase price of $20.47 for 326,200 shares for the period ended 10-31-16.
[4]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Expenses including reductions excluding interest expense were 1.21% (annualized), 1.22%, 1.18%, 1.20%, 1.19% and 1.19% for the periods ended 4-30-21, 10-31-20, 10-31-19, 10-31-18, 10-31-17 and 10-31-16, respectively.
[9]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	18

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Tax-Advantaged Dividend Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities
19	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of April 30, 2021, by major security category or type:
	Total value at 4-30-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$711,368,397	$711,368,397	—	—
Preferred securities
Communication services	21,834,300	21,834,300	—	—
Energy	5,565,000	5,565,000	—	—
Financials	84,068,021	84,068,021	—	—
Health care	11,598,300	11,598,300	—	—
Information technology	5,797,800	5,797,800	—	—
Real estate	757,800	757,800	—	—
Utilities	279,380,519	273,931,019	$5,449,500	—
Corporate bonds	174,791,261	—	174,791,261	—
Short-term investments	8,643,000	—	8,643,000	—
Total investments in securities	$1,303,804,398	$1,114,920,637	$188,883,761	—
Derivatives:
Assets
Futures	$2,157,303	$2,157,303	—	—
Liabilities
Written options	(1,844,274)	(1,844,274)	—	—
Swap contracts	(4,144,536)	—	$(4,144,536)	—
The fund holds liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2021, the liability for the fund's Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities.
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	20

In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
21	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (plan) on September 19, 2016. Under the current Plan, the fund makes monthly distributions of an amount equal to $0.1380 per share, which will be paid monthly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly under the managed distribution plan described above. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, derivative transactions, amortization and accretion on debt securities, and dividend redesignation.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	22

Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund's investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the six months ended April 30, 2021, the fund used futures contracts to manage against changes in interest rate. The fund held futures contracts with USD notional values ranging from $129.3 million to $135.5 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the
23	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the six months ended April 30, 2021, the fund wrote option contracts to hedge against changes in securities markets and to generate potential income. The fund held written option contracts with market values ranging from $801,000 to $1.8 million, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the six months ended April 30, 2021, the fund used interest rate swap contracts to manage against changes in interest rate. The notional values at the period end are representative of the fund's exposure throughout the period. The notional values at the period end are representative of the fund's exposure throughout the period. No new interest rate swap positions were entered into or closed during the six months ended April 30, 2021.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at April 30, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$2,157,303	—
Equity	Written options, at value	Written options	—	$(1,844,274)
Interest rate	Swap contracts, at value[2]	Interest rate swaps	—	(4,144,536)
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	24

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
			$2,157,303	$(5,988,810)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Written options	Swap contracts	Total
Interest rate	$3,369,554	—	$56,917	$3,426,471
Equity	—	$(5,475,754)	—	(5,475,754)
Total	$3,369,554	$(5,475,754)	$56,917	$(2,049,283)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Written options	Swap contracts	Total
Interest rate	$1,224,902	—	$(85,815)	$1,139,087
Equity	—	$(1,944,545)	—	(1,944,545)
Total	$1,224,902	$(1,944,545)	$(85,815)	$(805,458)
Note 4—Guarantees and indemnifications
Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.75% of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement) (see Note 8). The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an afﬁliate of the Advisor, and a subadvisory agreement with Wells Capital Management. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is
25	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $51,242 for the six months ended April 30, 2021.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2021, were equivalent to a net annual effective rate of 0.74% of the fund's average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended April 30, 2021, amounted to an annual rate of 0.01% of the fund's average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
In December 2007, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2021 and December 31, 2021, up to 10% of its outstanding common shares as of December 31, 2020. The current share repurchase plan will remain in effect between January 1, 2021 and December 31, 2021.
During the six months ended April 30, 2021 and the year ended October 31, 2020, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
Note 7—Leverage risk
The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used;
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	26

conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8—Liquidity Agreement
The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $427.9 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2021 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.625% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2021, the fund had an aggregate balance of $418,900,000 at an interest rate of 0.73%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2021, the average balance of the LA and the effective average interest rate were $418,900,000 and 0.76%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Due to the anticipated discontinuation of LIBOR, as discussed in Note 9, the LA may be amended to remove LIBOR as the reference rate for interest and to replace LIBOR with an alternative reference rate for interest mutually
27	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

agreed upon by the fund and SSB. However, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund and/or the LA cannot yet be fully determined.
Note 9—LIBOR Discontinuation Risk
The LA utilizes LIBOR as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Before the end of 2021, it is expected that market participants such as the fund and SSB will transition to the use of alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate ("SOFR"), the future of LIBOR or any replacement rate remains uncertain.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on the LA remains uncertain. It is expected that market participants will amend financial instruments referencing LIBOR, such as the LA, to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate. The use of an alternative reference rate, or the transition process to an alternative reference rate, may result in increases to the interest paid by the fund pursuant to the LA and, therefore, may adversely affect the fund's performance.
Note 10—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $105,443,461 and $99,474,705, respectively, for the six months ended April 30, 2021.
Note 11—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
SEMIANNUAL REPORT | JOHN HANCOCK Tax-Advantaged Dividend Income Fund	28

Note 12—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 13—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
29	JOHN HANCOCK Tax-Advantaged Dividend Income Fund | SEMIANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
Investment objective and policy
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 25, 2004, and are publicly traded on the New York Stock Exchange (the NYSE). The fund’s investment objective is to provide a high level of after-tax total return from dividend income and gains and capital appreciation. The fund utilizes a liquidity agreement to increase its assets available for investments.
Under normal market conditions, the fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the subadvisors believe at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed to noncorporate taxpayers at a maximum rate of 20% (15% or 0% for individuals in certain tax brackets) (tax-advantaged dividends). The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders. The fund may write (sell) covered call index options on up to 30% of the value of the fund’s total assets.
Dividends and distributions
During the six months ended April 30, 2021, distributions from net investment income totaling $0.8280 per share and distributions from capital gains totaling $0.0208 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
November 30, 2020	$0.1380
December 18, 2020	0.1380
January 29, 2021	0.1380
February 26, 2021	0.1380
March 31, 2021	0.1380
April 30, 2021	0.1380
Total	$0.8280

Payment Date	Additional Distributions
December 18, 2020	$0.0208

Total	$0.8488
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	30

Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
31	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Tuesday, February 16, 2021. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 16, 2021.
For a term to expire in 2024:
Proposal: To elect four (4) Trustees (Charles L. Bardelis, Peter S. Burgess, Marianne Harrison, and Frances G. Rathke) to serve for a three-year term ending at the 2024 Annual Meeting of Shareholders.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	27,413,259.000	1,252,153.000
Peter S. Burgess	27,376,979.000	1,288,433.000
Frances G. Rathke	27,413,454.000	1,251,958.000

Non-Independent Trustee
Marianne Harrison	27,441,436.000	1,223,976.000
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Andrew G. Arnott, James R. Boyle, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, James M. Oates*, Steven R. Pruchansky, and Gregory A. Russo.
*Mr. Oates retired as Trustee effective April 30, 2021.
SEMIANNUAL REPORT | JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND	32

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC (Manulife IM (US))
Wells Capital Management Incorporated (WellsCap)
Portfolio Managers
The Investment Team at Manulife IM (US) and WellsCap

Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HTD

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O.Box 505000 Louisville, KY 40233	Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202
33	JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND | SEMIANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF1640019	P13SA 4/21
6/2021

ITEM 2. CODE OF ETHICS.

(a)Not Applicable

(b)Not Applicable

(c)Not Applicable

(d)Not Applicable

(e)Not Applicable

(f)Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)Not Applicable

(b)Not Applicable

(c)Not Applicable

(d)Not Applicable

(e)Not Applicable

(f)Not Applicable.

(g)Not Applicable

(h)Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

  (a)Not applicable.

(b)

	Total number of		Total number of	Maximum number of
		Average price	shares purchased	shares that may yet
	shares		as part of publicly	be purchased under
Period	purchased	per share	announced plans*	the plans*
Nov-20	-	-	-	3,540,082
Dec-20	-	-	-	3,540,082

Jan-21	-	-	-	3,540,082
Feb-21	-	-	-	3,540,082
Mar-21	-	-	-	3,540,082
Apr-21	-	-	-	3,540,082
Total	-	-

*In December 2007, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed by the Board of Trustees. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2020. The current share plan will remain in effect between January 1, 2021 and December 31, 2021.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter."

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter."

(c)(2) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	June 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	June 23, 2021
By:	/s/ Charles A. Rizzo
-----------------------
Charles A. Rizzo
Chief Financial Officer
Date:	June 23, 2021